UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08049

Renaissance Capital Greenwich Funds

(Exact name of registrant as specified in charter)

2 Greenwich Plaza, Greenwich, CT 06830

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

4020 South 147th Street, Omaha, Nebraska, 68137

(Name and address of agent for service)

Registrant's telephone number, including area code:

203 622-2978

Date of fiscal year end:

9/30

Date of reporting period: 9/30/10

Item 1.  Reports to Stockholders.

IPO PLUS AFTERMARKET FUND

2010 Annual Report

September 30, 2010

Renaissance Capital LLC

The IPO Expert

THE IPO PLUS

AFTERMARKET FUND

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Shareholder’s letter.

Dear Fellow Shareholders:

For the 12 months ended September 30, 2010, the IPO Plus Fund’s total return was 1.26%, compared with 10.16% for the S&P 500, and 13.35% for the Russell 2000 Index.

The surge in the equities markets in the first part of the year was not followed by the IPO market, which  lagged during the first six months of the calendar year.  After being strategically positioned in cash in the prior year, the IPO Fund became fully invested.   During the fourth quarter of 2009 and into the first quarter of 2010, the IPO market largely dominated by private equity companies using the IPO market to deleverage and liquidate insider holders.  This, we believe, resulted in lower returns in the IPO market than in the broader markets.  During this period we participated in many of them, including Education Management, a chain of for profit post secondary schools, and Rail America, a regional short line railroad.

As the year progressed activity in the IPO market continued to accelerate, with increasing numbers of more traditional growth companies using their IPOs to raise money to expand their businesses, including rue21, chain of value-priced teen  apparel, Green Dot, a debit card provider, and Country Style Cooking Restaurant Chain, a Chinese fast food retailer.  We believe heightened activity in the IPO market is a harbinger of improved economic activity both in the U.S. and internationally.

Thank you for being an IPO Plus Fund shareholder.

Sincerely,

IPO Plus Fund

November 18, 2010

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The IPO Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common stocks. The Russell 2000 Index is an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.

	Year Ended	Five Years Ended	Ten Years Ended
	September 30, 2010	September 30, 2010	September 30, 2010
IPO Plus Aftermarket Fund	1.26%	-2.26%	-9.51%
Russell 2000 Index	13.35%	1.60%	4.00%
Nasdaq OTC Composite	11.60%	1.94%	-4.29%
S&P 500 Index	10.16%	0.64%	-0.43%

* The line chart above represents the changes in value of a hypothetical $10,000 investment made in the IPO Plus Aftermarket Fund on 9/30/2000.  Returns include the reinvestment of all Fund distributions.  The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost.  Past performance is not predictive of future performance.  This chart is for illustrative purposes only and may not represent your returns.

IPO Plus Fund's Best Quarter	06/03	24.04%
IPO Plus Fund's Worst Quarter	12/00	-38.81%

IPO+
HOLDINGS BY INDUSTRY
September 30, 2010
	% of		% of
Holdings By Industry	Net Assets	Holdings By Industry	Net Assets

Banks	1.4%	Medical Products	3.5%
Commercial & Professional Services	8.5%	Real Estate	2.1%
Consumer Services	13.6%	Retailing	10.1%
Diversified Financials	3.6%	Semiconductors & Semiconductor	7.4%
Energy	8.9%	Software & Services	20.6%
Food Beverage & Tobacco	3.6%	Technology Hardware & Equipment	4.6%
Materials	11.1%	Other/Cash & Equivalents	1.0%
		Total	100.0%

IPO+
PORTFOLIO OF INVESTMENTS
As of September 30, 2010
	Shares	Value

COMMON STOCK - 99.0%
BANKS - 1.4%
Banco Santander Brasil SA - ADR	10,000	$ 137,700

COMMERCIAL & PROFESSIONAL SERVICES - 8.5%
Envestnet, Inc. *	12,000	125,520
Higher One Holdings, Inc. *	18,000	296,820
Verisk Analytics, Inc. - Cl. A *	14,000	392,140
		814,480
CONSUMER SERVICES - 13.6%
Ancestry.com, Inc. *	18,500	421,060
Home Inns & Hotels Management, Inc. - ADR *	5,000	247,550
Hyatt Hotels Corp. - Cl. A *	10,000	373,900
7 Days Group Holdings Ltd. - ADR *	15,000	269,850
		1,312,360
DIVERSIFIED FINANCIALS - 3.6%
Green Dot Corp. - Cl. A *	7,200	349,056

ENERGY - 8.9%
Chesapeake Midstream Partners LP *	9,000	227,610
Concho Resources Inc. *	3,000	198,510
Oxford Resource Partners LP *	10,000	194,600
PAA Natural Gas Storage LP	10,000	241,400
		862,120
FOOD BEVERAGE & TOBACCO - 3.6%
China New Borun Corp. - ADR *	30,000	348,000

MATERIALS - 11.1%
Globe Specialty Metals, Inc. *	26,000	365,040
Kraton Performance Polymers, Inc. *	18,000	488,700
STR Holdings Inc. *	10,000	215,400
		1,069,140
MEDICAL PRODUCTS - 3.5%
Mead Johnson Nutrition Co. - Cl. A	6,000	341,460

REAL ESTATE - 2.1%
Starwood Property Trust Inc.	10,000	198,700

RETAILING - 10.1%
Country Style Cooking Restaurant Chain Co. Ltd. - ADR *	5,000	142,950
Dollar General Corp. *	8,000	234,000
Express, Inc. *	10,000	152,100
Vitamin Shoppe, Inc. *	16,000	439,200
		968,250

See Notes to Financial Statements

IPO+
PORTFOLIO OF INVESTMENTS
As of September 30, 2010 (continued)
	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR - 7.4%
Avago Technologies Ltd. *	15,000	$ 337,650
JA Solar Holdings Co. Ltd. - ADR *	40,000	373,200
		710,850
SOFTWARE & SERVICES - 20.6%
AutoNavi Holdings Ltd. - ADR *	11,000	192,500
Camelot Information Systems, Inc. - ADR *	20,000	351,400
ChinaCache International Holdings Ltd. - ADR *	500	6,950
Fortinet, Inc. *	15,000	375,000
hiSoft Technology International Ltd. - ADR *	10,000	245,900
LogMeIn, Inc. *	7,000	251,860
Mediamind Technologies, Inc. *	10,000	138,000
OpenTable, Inc. *	5,500	374,440
QLIK Technologies, Inc. *	1,800	39,690
RealPage, Inc. *	600	11,448
		1,987,188
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
Meru Networks, Inc. *	10,000	172,400
Smart Technologies, Inc. - Cl. A *	20,000	271,000
		443,400

TOTAL COMMON STOCK ( Cost - $7,792,350)		9,542,704

SHORT-TERM INVESTMENTS - 2.7%
MONEY MARKET FUND - 2.7%
Dreyfus Institutional Reserves Money Fund	128,366	128,366
Milestone Treasury Obligations Portfolio	128,366	128,366
TOTAL SHORT-TERM INVESTMENTS ( Cost - $256,732)		256,732

TOTAL INVESTMENTS - 101.7% ( Cost - $8,049,082)		$ 9,799,436
OTHER LIABILITIES LESS ASSETS - (1.7) %		(161,949)
NET ASSETS - 100.0%		$ 9,637,487

*	Non-income producing security.
(a)	The cost for Federal income tax purposes was $8,106,715. At September 30, 2010, net unrealized appreciation for all securities based on tax cost was $1,692,721. This consists of aggregate gross unrealized appreciation of $1,728,913 and aggregate gross unrealized depreciation of $36,192.
ADR - American Depository Receipt

See Notes to Financial Statements

IPO+

STATEMENT OF ASSETS AND LIABILITIES
…………………………………………………………………
As of September 30, 2010

Assets
Investment securities
At cost	$ 8,049,082
At value	$ 9,799,436
Receivable for Fund Shares Sold	7,500
Interest Receivable	5,465
Due From Advisor	3,443
Prepaid Expenses and Other Assets	10,818
Total Assets	9,826,662

Liabilities
Payable for Investments Purchased	129,401
Payable for Fund Shares Redeemed	14,736
Payable for Distribution Fees	4,869
Payable for Shareholder Service Fees	1,887
Accrued Expenses and Other Liabilities	38,282
Total Liabilities	189,175

Net Assets	$ 9,637,487

Net Assets Consist of:
Paid-in-Capital	$ 14,031,523
Undistributed Net Investment Income	5,414
Accumulated Net Realized Loss on Investments	(6,149,804)
Net Unrealized Appreciation on Investments	1,750,354

$ 9,637,487

Net Asset Value, Offering and Redemption Price Per Share*
($9,637,487/858,900 shares of beneficial interest,
without par value, unlimited number of shares authorized)	$ 11.22

*The Fund imposes a 2% redemption fee on shares sold, other than those received from the reinvestment of dividends and capital gains, that were held 90 days or fewer.

See Notes to Financial Statements

IPO+

STATEMENT OF OPERATIONS
…………………………………………………………………
For the Year Ended September 30, 2010

Investment Income
Dividends (net of foreign tax withheld of $2,916)	$ 52,866
Interest	55
Total Investment Income	52,921

Expenses
Investment Adviser	148,137
Administration Fees	58,225
Transfer Agent Fees and Expenses	38,555
Professional Fees	35,575
Federal and State Registration	31,652
Distribution Fees	24,690
Shareholder Service Fees	24,690
Shareholder Reports	16,804
Trustees' Fees	12,025
Custody Fees	7,469
Insurance	2,160
Other Expenses	4,800
Total Expenses	404,782
Less:
Fees Waived and Expenses Reimbursed by the Adviser	(160,948)
Net Expenses	243,834
Net Investment Loss	(190,913)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	505,443
Net Change in Unrealized Appreciation (Depreciation)
During the year on Investments	(189,170)
Net Realized and Unrealized Gain (Loss) on Investments	316,273
Net Increase in Net Assets Resulting from Operations	$ 125,360

See Notes to Financial Statements

IPO+
…………………………………………………………………
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Increase (Decrease) in Net Assets
from Operations
Net Investment Loss	$ (190,913)	$ (138,460)
Net Realized Gain (Loss) on Investments	505,443	(1,571,802)
Net Change in Unrealized Appreciation
(Depreciation) of Investments	(189,170)	1,507,920
Net Increase (Decrease) in Net Assets
Resulting from Operations	125,360	(202,342)

Fund Share Transactions
Proceeds from Shares Sold	783,344	593,659
Cost of Shares Redeemed	(1,360,006)	(1,378,044)
Redemption Fee Proceeds	2,010	201
Net Decrease in Net Assets
from Fund Share Transactions	(574,652)	(784,184)
Total Decrease in Net Assets	(449,292)	(986,526)

Net Assets
Beginning of Year	10,086,779	11,073,305
End of Year *	$ 9,637,487	$ 10,086,779
* Includes Undistributed Net Investment Income of	$ 5,414	$ -

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	69,065	57,159
Number of Shares Redeemed	(120,729)	(140,478)
Net Decrease in Fund Shares	(51,664)	(83,319)

See Notes to Financial Statements

IPO+

FINANCIAL HIGHLIGHTS
…………………………………………………………………
For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2010		2009		2008	2007	2006
Net Asset Value,
Beginning of Year	$ 11.08		$ 11.14		$ 15.06	$ 11.79	$ 12.58
Income (Loss) From
Investment Operations
Net Investment Loss	(0.22)		(0.15)		(0.12)	(0.18)	(0.20)
Net Realized and
Unrealized Gain (Loss)	0.36		0.09		(3.81)	3.43	(0.60)
Total from Investment
Operations	0.14		(0.06)		(3.93)	3.25	(0.80)
Paid-in-Capital From
Redemption Fees	0.00	*	0.00	*	0.01	0.02	0.01
Net Asset Value,
End of Year	$ 11.22		$ 11.08		$ 11.14	$ 15.06	$ 11.79
Total Return (1)	1.26%		(0.54) %		(26.03)%	27.74%	(6.28)%
Ratios and
Supplemental Data
Net Assets,
End of Year (000s)	$ 9,637		$ 10,087		$ 11,073	$ 18,095	$ 15,761
Ratio of Net Expenses
to Average Net Assets (2)	2.47%		2.50%		2.50%	2.50%	2.50%
Ratio of Net Expenses
to Average Net Assets
including dividends on
short sales (2)	2.47%		2.50%		2.50%	2.51%	2.51%
Ratio of Net Investment Income
(Loss) to Average Net Assets (2)	(1.93)%		(1.52)%		(0.83)%	(1.19)%	(1.42)%
Ratio of Expense
to Average Net Assets,
excluding waivers (2)	4.10%		4.35%		3.47%	3.07%	3.18%
Ratio of Net Investment Income
(Loss) to Average Net Assets,
excluding waivers (2)	(3.56)%		(3.37)%		(1.79)%	(1.76)%	(2.09)%
Portfolio Turnover Rate	328.40%		227.91%		429.90%	231.80%	260.25%

(1)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(2)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.

*	Per share amount represents less than $0.01 per share.

See Notes to Financial Statements

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2010

The IPO Plus Aftermarket Fund (“IPO+ Fund”) is a series of Renaissance Capital Greenwich Funds (“Renaissance Capital Funds”), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO+ Fund.

The investment objective of the IPO+ Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.   NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Short-term investments are carried at amortized cost, which approximates value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund’s Board of Trustees (the “Board”), are valued at fair value using good faith estimates as determined in accordance with the Trust’s “Procedures for Valuing Illiquid Securities and Securities for Which Market Quotations are Not Readily Available or May be Unreliable.”  There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the Board, after consulting with representatives of the Fund’s Advisor and/or the Fund’s Administrator, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable.  As of September 30, 2010, the Fund did not hold any securities for which market quotations were not readily available. Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2010 (Continued)

for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	9,542,704	-	-	9,542,704
Money Market Funds	256,732	-	-	256,732
Total	9,799,436	-	-	9,799,436

The Fund did not hold any Level 3 securities during the period.

* Refer to the Portfolio of Investments for industry classification.

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Level 1 and 2 during the current period presented. The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

2. FEDERAL INCOME TAXES: It is the IPO+ Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2010 (Continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2007 to present and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next twelve months.

As of September 30, 2010, the IPO+ Fund had a federal income tax capital loss carry forward of $5,930,590.  Federal capital loss carry forwards expire as follows: $2,277,259 expiring in 2011, $3,253,718 expiring in 2017 and $399,613 expiring in 2018.  To the extent future capital gains are offset by capital loss carry forwards, such gains will not be distributed.  Capital loss carry forwards of $1,806,048 expired on September 30, 2010.

As of September 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Capital	Post	Unrealized	Total
Loss	October	Appreciation/	Accumulated
Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ (5,930,590)	$ (156,167)	$ 1,692,721	$ (4,394,036)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and temporary differences due to investments in partnerships and REITs.  In addition, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following year for tax purposes.  The Fund incurred and elected to defer $156,167 of such capital losses.

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO+ Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Permanent book and tax differences attributable to net operating losses and expiration of capital loss carry forwards, resulted in reclassification for the fiscal year ended September 30, 2010 as follows:  a decrease in paid-in-capital of $2,002,375; a decrease in undistributed net investment losses of $196,327; and a decrease in accumulated net realized losses on investments of $1,806,048.

4. OTHER: Security transactions are accounted for on a trade date basis.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2010 (Continued)

5. INDEMNIFICATION: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss due to these warranties appears to be remote.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, LLC, a registered investment adviser, the IPO+ Fund agrees to pay Renaissance Capital, LLC an annual fee equal to 1.50% of the average daily net assets of the IPO+ Fund, payable monthly. Additionally, Renaissance Capital, LLC has voluntarily agreed to defer or waive fees or absorb some or all of the expenses (excluding dividends on short sales) of the IPO+ Fund in order to limit Total Fund Operating Expenses to 2.45%. Prior to February 1, 2010 the fund operating expenses were limited to 2.50%.  During the year ended September 30, 2010, Renaissance Capital, LLC deferred fees and reimbursed expenses of $160,948.

These deferrals are subject to later recapture by Renaissance Capital for a period of three years.  Total deferrals subject to recapture by Renaissance Capital are $468,831. These deferrals and reimbursements will expire as follows: $139,074 expiring in 2011 $168,809 expiring in 2012 and $160,948 expiring in 2013.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the “Administration Agreement”), the Administrator generally supervises certain operations of the IPO+ Fund, subject to the over-all authority of the Board.  For its services, the Administrator receives a fee computed daily at an annual rate based on average daily net assets of the IPO+ Fund, subject to an annual minimum plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The IPO+ Fund has adopted a Distribution and Shareholder Services Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO+ Fund, as determined from time to time by the Board, to pay up to 0.50% of the IPO+ Fund’s average daily net assets for distribution and shareholder servicing.

The total annual fee for distribution of the IPO+ Fund’s shares, which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO+ Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee, which is payable monthly up to 0.25% of the average daily net assets of shares of the IPO+ Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the IPO+ Fund charges a 2% fee on such redemptions of shares held less than 90 days.  Such fees amounted to $2,010 for the year ended September 30, 2010.

E. TRUSTEES' FEES: Trustees’ fees are $4,000 per year plus $500 for each meeting attended per Trustee.

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2010 (Continued)

F. PURCHASES AND SALES: For the year ended September 30, 2010, the IPO+ Fund made purchases with a cost of $29,716,122 and sales with proceeds of $30,477,546 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

H. SUBSEQUENT EVENTS: The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements. At a meeting of the Trust’s Board held on November 12, 2010, the Board approved, effective immediately, a proposal to change the name of the Fund from “The IPO Plus Aftermarket Fund” to “The Global IPO Plus Aftermarket Fund.”

OBTAINING ADDITIONAL INFORMATION (Unaudited)

……………………………………………………………………………………………………

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-476-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-476-3863.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2010 and the related statement of operations for the year the ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.      An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The IPO Plus Aftermarket Fund as of September 30, 2010, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 24, 2010

Supplemental Information

………………………………………………………………………………

September 30, 2010 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or redemption fees on shares sold that were held 90 days or fewer.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2010 through September 30, 2010.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (4/1/10)	Ending Account Value (9/30/10)	Expenses Paid During Period* (4/1/10-9/30/10)
Actual	$1,000.00	$942.10	$11.93
Hypothetical (5% return before expenses)	1,000.00	1,012.78	12.36

* Expenses are equal to the Fund’s annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the days in the reporting period).

Trustees and Officers*

Name

Principal

Other

Address

Position(s)

Length of

Occupation(s)

Directorships

Date of Birth

Held with Fund (a)

Service (b)

During Past 5 Years

Held

Independent Trustees

Warren K. Greene

Independent Trustee

Independent Trustee

President - American Investors

EII Realty

American Investors Fund LLC

since December 1997

Fund, LLC (July 2006 – Present),

Securities Trust

40 Hoyt Street

Senior Vice President and

Stamford, CT 06905

Investment Manager - North Coast

Age: 73

                                                         Asset Management LLC*

                                                                                               (January 1995 – June 2006)

Gerald W. Puschel

Independent Trustee

Trustee since

President and

F. Schumacher & Co.

F. Schumacher & Co.

December 1997

Chief Executive Officer

79 Madison Ave.

F. Schumacher & Co.

New York, NY  10016

Age: 68

Interested Trustee and Officers

Kathleen Shelton Smith **

Interested Trustee,

Since

Chairperson, Chief Compliance Officer,

None

Two Greenwich Plaza

Chairperson, Vice

December 1997

Vice President, Treasurer and Secretary

-

Greenwich, CT  06830

President, Treasurer

Renaissance Capital LLC, Renaissance

Age: 56

                                                and Chief Compliance

Capital, Inc., Renaissance Capital I Corp.,

Officer

Renaissance Capital International, LLC

William K. Smith ***

President

Since

President, Chief Executive Officer and

None

Two Greenwich Plaza

December 1997

Director -  Renaissance Capital LLC,

Greenwich, CT  06830

Renaissance Capital, Inc., Renaissance

Age: 59

                                                          Capital I Corp., Renaissance Capital

International, LLC

Linda R. Killian

Chief Investment

Since

Vice President and Director -

None

Two Greenwich Plaza

Officer, Vice President,

December 1997

Renaissance Capital LLC

Greenwich, CT  06830

Secretary

Age: 60

(a) There is currently only one (1) portfolio in the complex and it is overseen by all Trustees

(b) The term of service for each trustee is indefinite until a successor is elected.

* Formerly known as “Trendlogic, LLC”

** Ms. Smith is an “interested person” under the 1940 Act.  Ms. Smith is the wife of William K. Smith.

*** Mr. Smith is the husband of Kathleen Shelton Smith.

The IPO+ Fund's Statement of Additional Information (SAI) includes information about the Fund's trustees and officers.

The SAI is available, without charge, upon request by calling toll-free 1-888-476-3863.

IPO PLUS AFTERMARKET FUND

NASDAQ Symbol: IPOSX

ADDING TO YOUR ACCOUNT IS SIMPLE!

To make an additional investment in your IPO Plus Fund account, complete the form below, detach and mail it with your check payable to the IPO Plus Fund:

Name on Account: ________________________________

IPO Plus Fund Account Number: ____________________

Amount: ____________________

Mail to: The IPO Plus Fund ● 4020 South 14th Street, Suite 2

Omaha, NE  68137

Questions? Call us toll-free 1-888-476-3863

www.RenaissanceCapital.com

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Warren Greene is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

             FY 09/30/10

$14,000

N/A

FY 09/30/09

$14,000

N/A

FY 09/30/08

$14,500

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE  09/30/10

$0

N/A

FYE 09/30/09

$0

N/A

FYE 09/30/08

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE  09/30/10

$2,500

N/A

FYE 09/30/09

$2,500

N/A

FYE 09/30/08

$2,500

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 09/30/10

$0

N/A

FYE 09/30/09

$0

N/A

FYE 09/30/08

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

0.00%

N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 09/30/2010

$2,500

N/A

FYE 09/30/2009

$2,500

N/A

FYE 09/30/2008

$2,500

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Renaissance Capital Greenwich Funds

By (Signature and Title)

*

/s/

William K. Smith

William K. Smith, President

Date

12/07/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/

William K. Smith

William K. Smith, President

Date

12/07/10

By (Signature and Title)

*

/s/

Kathleen S. Smith

Kathleen S. Smith, Vice President, Treasurer

Date

12/07/10

* Print the name and title of each signing officer under his or her signature.